UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2025

RELMADA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39082	45-5401931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2222 Ponce de Leon Blvd., Floor 3 Coral Gables, FL	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 547-9591

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, $0.001 par value per share	RLMD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by us or on our behalf. This Current Report on Form 8-K, including the Exhibits hereto, contains statements which constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Any statement that is not historical in nature is a forward-looking statement and may be identified by the use of words and phrases such as “if”, “may”, “expects”, “anticipates”, “believes”, “will”, “will likely result”, “will continue”, “plans to”, “potential”, “promising”, and similar expressions. These statements are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements, including potential for Phase 2 NDV-01 data to continue to deliver positive results supporting further development, potential for clinical trials to deliver statistically and/or clinically significant evidence of efficacy and/or safety, failure of top-line results to accurately reflect the complete results of a trial, failure of planned or ongoing preclinical and clinical studies to demonstrate expected results, potential failure to secure FDA agreement on the regulatory path for sepranolone, and NDV-01, or that future sepranolone, or NDV-01 clinical results will be acceptable to the FDA, failure to secure adequate sepranolone, or NDV-01 drug supply, and the other risk factors described under the heading “Risk Factors” set forth in the Company’s reports filed with the SEC from time to time. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Relmada undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Readers are cautioned that it is not possible to predict or identify all the risks, uncertainties and other factors that may affect future results and that the risks described herein should not be a complete list.

Item 7.01	Regulation FD Disclosure.

On April 28, 2025, Relmada Therapeutics, Inc. (the “Company”) issued a press release announcing initial data from its Phase 2 study of NDV-01, a novel delivery formulation of a widely used chemotherapeutic regimen used to treat non muscle-invasive bladder cancer. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information set forth in Item 7.01 of this Current Report on Form 8-K and in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

On April 28, 2025, the Company presented at the American Urology Association 2025 (AUA2025) Annual Meeting positive initial data from the Company’s Phase 2 study of NDV-01, showing that 90% of patients achieved high-grade disease-free status at any time point following treatment, demonstrating strong clinical activity and supporting further development of NDV-01 for the treatment of non-muscle invasive bladder cancer (NMIBC).

Highlights of Phase 2 data presented at AUA2025:

Efficacy Data:

3-month Assessment:

●	Overall Response Rate (ORR): 85% (17/20 patients at 3 months)

●	High-Grade Recurrence-Free Survival (HGRFS) in papillary disease: 83.3% (15/18 patients)

●	Complete Response (CR) in CIS patients: 100% (2/2 patients)

At any time point:

●	ORR: 90% (18/20 patients)

●	HGRFS in papillary disease: 88.8% (16/18 patients)

●	CR in CIS patients: 100% (2/2 patients)

Disease status at 6 months:

●	100% (n=7) of evaluable patients (1 CIS, 6 Ta/T1) achieved disease free status. One of these patients was re-treated at 3 months.

Overall:

The treatment effect of NDV-01 was consistent across all patient groups, demonstrating robust activity, regardless of prior BCG exposure (BCG-naïve and BCG-unresponsive) or disease pathology (including CIS or Ta/T1 papillary).

Safety:

NDV-01 was well tolerated, with no treatment related adverse events greater than Grade 1. The most common treatment emergent adverse events (TEAEs) were urinary urgency, flank pain, and dysuria, all of which were mild and transient, resolving in 24-28 hours. No patients discontinued treatment due to adverse events.

Study Overview:

●	Open-label, single-arm, single-center Phase 2 study (NCT06663137) evaluating NDV-01 in patients with NMIBC (including BCG-naïve (n=8) and BCG-unresponsive (n=12))

●	AUA 2025 data based on 20 enrolled patients with NMIBC, including 2 patients with carcinoma in situ (CIS) and 18 patients with papillary disease (Ta/T1)

●	Patients are treated with NDV-01 in a biweekly induction phase, follow by monthly maintenance for up to one year, with regular assessments via cystoscopy, cytology, and biopsy, as indicated.

●	The study continues to actively enroll patients. As of the latest cut-off, a total of 26 patients have been enrolled: 20 patients have reached the 3-month assessment. Seven patients have reached 6-month assessment

●	The primary efficacy endpoints are safety and complete response rate (CRR at 12 months), and secondary efficacy endpoints are duration of response (DOR) and event free survival (EFS).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued on April 28, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2025	RELMADA THERAPEUTICS, INC.

	By:	/s/ Sergio Traversa
	Name:	Sergio Traversa
	Title:	Chief Executive Officer

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